EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Barry Quiroz, Acting Principal Executive Officer and Acting Principal Accounting Officer of Mexoro Mineral Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarter ended November 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 20, 2009

/S /Barry Quiroz

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Barry Quiroz

Acting Principal Executive Officer and Acting Principal Accounting Officer